TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES ANNUAL REPORT

JUNE 30, 2001


PAGE


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL  CONSIDERATIONS,  WHICH INCLUDE
RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.


PAGE


JUNE 30, 2001

[PICTURE AND BIO OF UMRAN DEMIRORS APPEARS HERE]

Dear Shareholder:

For the six-month period ending June 30, 2001, the Templeton Institutional Funds, Inc., Emerging Fixed Income Markets Series (the "Fund") posted a cumulative total return of 3.64%, compared to the unmanaged JP Morgan Emerging Markets Bond Index Plus ("EMBI+") which posted a cumulative total return of 5.52% and the JP Morgan Emerging Markets Bond Index Global ("EMBIG"), which posted a cumulative total return of 5.83%. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time to provide liquidity), the index is not managed according to any investment strategy, and the idex does not include any management or operating expenses. Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.

(Insert performance chart below)

                          TOTAL RETURNS AS OF 06/30/01


                                                                                    Cumulative
                                                                    One-Year           Since
                                               Six-Month             Average         Inception
                                              Cumulative /1/,/3/   Annual/1/,/2/  (06/04/97)/1/,/3/
                                              ----------------------------------------------------
TIFI Emerging Fixed Income Markets Series        3.64%                9.66%           40.12%
JP Morgan EMBI+ /4/                              3.28%               12.91%           37.02%
JP Morgan EMBIG /4/                              5.83%               13.20%           37.78%

1. The Fund's Fund Administrator, Investment Manager, and Transfer Agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2002. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator, Investment Manager, and Transfer Agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2002, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's Fund Administrator, Investment Manager, and Transfer Agent increased the Fund's total returns. If they had not taken this action, the Fund's six-month cumulative, one-year average annual total return, and since inception cumulative total return would have been lower, 3.64%, 9.66% and 40.12%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the indicated period.

3. Cumulative total return represents the change in value of an investment over the indicated period.

4. Sources: JP Morgan. We are replacing the Emerging Markets Bond Index Plus (EMBI+) with the Emerging Markets Bond Index Global (EMBIG) as a benchmark for the Fund because we believe that the composition of the EMBIG provides a more appropriate comparison to the Fund's current and past portfolio. The EMBI+ may be eliminated from next year's annual report. The EMBIG tracks and measures the total returns for U.S-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities in 27 emerging markets.The EMBI+ tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Both indices include reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio procedures. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The dollar value, number of shares of principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begings on page (X).


PAGE


CURRENT SITUATION OF EMERGING MARKETS FIXED INCOME MARKETS

MARKET PERFORMANCE

During the six-month period ending June 30, 2001, emerging market bond prices rose primarily because of the Federal Reserve's (Fed's) easing of monetary policy. Historically, emerging market bonds have rallied as interest rates have fallen in the United States, primarily because the higher yield spread makes the asset class more attractive. Emerging market bond prices remained volatile, however, in large part as a result of political and economic uncertainty in Argentina and Turkey. The JP Morgan Emerging Market Bond Index Global (EMBIG) ended the period 5.83% higher; the JP Morgan Emerging Market Bond Index Plus (EMBI+) ended the period 5.52% higher.

The Fed led the global monetary easing cycle in response to a continued reduction in the level of economic activity in the United States and abroad. The economic slowdown was concentrated in the manufacturing sector as inventories were reduced, thus limiting its overall magnitude. Consumption has remained relatively positive, although its outlook remains uncertain given the reduction in corporate earnings and the possibility that this may result in further weakness in the labor market as firms look to reduce costs.

[Begin callout]
GEOGRAPHIC DISTRIBUTION ON 06/30/01
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

[PIE CHART]

Latin America             59.3%
Europe                    20.6%
Asia                       8.9%

FUND ASSET ALLOCATION ON 06/30/01

[PIE CHART]

Fixed Income                                      88.8%
Short-Term Investments and Other Net Assets       11.2%
[End callout]

The political coalitions governing both Argentina and Turkey became severely weakened under the social pressure resulting from three years of economic recession in the case of Argentina, and banking failures and public sector corruption in Turkey. The lack of political cohesion led to investor concerns regarding the ability of both governments to implement policies necessary to receive International Monetary Fund (IMF) financing and meet debt service payments. The resulting capital flows led Argentinean President De La Rua and Turkish Prime Minister Bulent Ecevit to restructure their ministerial cabinets, including the appointment of new Economy Ministers. Both ministers have introduced new economic programs with the support of the IMF.

Russian bonds were among the best performers during the period, returning 28.63%, primarily because of their high yield and improving credit fundamentals. Colombian bonds were also among the best performers during the period. They rose 18.21% primarily because of progress on fiscal reform and peace negotiations. Argentina was the worst performer, returning -6.89%, we believe primarily because of economic and political uncertainty and a rising risk of default. Turkish bonds recovered, following the announcement of the new Finance Minister and the confirmation of the financial support package led by the IMF, and ended the period up 3.52%.

MARKET OUTLOOK

We continue to believe that credit fundamentals in most emerging market countries remain relatively positive, given that the Fed is well into the easing phase of its monetary policy cycle and interest rates have declined. As mentioned previously, this often makes emerging market bonds more attractive to investors because of their higher yield spreads, possibly resulting in higher bond prices. Lower interest rates in the United States also have improved credit fundamentals because they result in increased capital flows to emerging countries in general, which raises the level of foreign reserves available to sovereign borrowers for debt service payments. However, we believe the asset class, and some countries in particular, are vulnerable to a prolonged recession in the United States, in which case credit fundamentals would be negatively affected. Credit spreads could widen if the U.S. slowdown results in a significant decline in commodity prices, export demand, and foreign direct investment to emerging countries. We do not expect this to happen in the near term given the Fed's current bias toward monetary easing.

[Begin callout]
10 LARGEST POSITIONS ON 06/30/01
  (Percent of Total Net Assets)

Government of Brazil; 8.00%, 4/15/14                      10.7%
Federation of Russia, Reg S; 11.00%, 7/24/18               9.8%
Government of Brazil; 11.00%, 8/17/40                      9.8%
United Mexican States; 6.25%, 12/31/19                     9.5%
Republic of Argentina, L; 6.00%, 3/31/23                   8.4%
Republic of Turkey; 11.875%, 1/15/2030                     7.2%
United Mexican States; 10.375%, 2/17/09                    5.8%
Federation of Russia; Reg S; 10.00%, 6/26/07               5.5%
Republic of Venezuela; 9.25%, 9/15/27                      4.6%
Republic of Panama; 9.375%, 4/01/29                        4.2%
[End callout]

CURRENT INVESTMENT STRATEGY

Our investment strategy remains defensive in terms of credit risk. We remain underweight in Argentina because of our concern regarding the government's solvency, particularly if the much-anticipated economic recovery does not materialize. Management attended a research trip to the Inter-American Development Bank meetings in Chile and later to Argentina, during which it met with the new Argentine Economy Minister, Domingo Cavallo, and other high-level government officials. We are encouraged by Cavallo's new economic program, but will wait until concrete measures are approved by the Congress and implemented by the government before adding significant exposure. Regarding Turkey, the devaluation of the Turkish lira had no direct impact on the Fund, in terms of exchange rate losses, because it does not hold lira-denominated assets. The Turkish bonds held in the Fund are dollar-denominated sovereign Eurobonds. These securities pay interest and principal in U.S. dollars.

There were no significant allocation changes during the reporting period. Most of the bonds in the portfolio are U.S. dollar-denominated sovereign Eurobonds with fixed coupons. We have increased the Fund's holdings of U.S. Treasury-collateralized Brady bonds as part of our defensive strategy. We continue to emphasize Latin America on a fundamental and valuation basis because of anticipated economic growth in the region and the attractive yields of its sovereign bonds.

Looking forward, we will maintain our focus on bonds from those countries, which we believe offer potential for sustainable economic growth, are making progress on reform, and are adhering to prudent demand management policies. We believe that if the economic performance and creditworthiness of these countries improves, then the underlying value of such securities should increase.

Meanwhile, we will continue to follow a defensive credit and currency posture because we believe it will minimize default rates and to meet the Fund's primary investment objective of generating high total return.

This discussion reflects our views, opinions, and portfolio holdings as of June 30, 2001, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and adverse economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. For example, the Mexican Bolsa Index has increased 316.83% since June 1992, but has suffered numerous declines of more than 15% during that time./2/ In addition, the Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,
[GRAPHIC OMITTED]


/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.


/s/UMRAN DEMIRORS
Umran Demirors, Ph.D.
Portfolio Management Team

/s/ALEX C. CALVO
Alex C. Calvo
Portfolio Management Team

--------

2 Source: Mexico Bolsa Index. Based on quarterly percentage price change from June 30, 1992 through June 30, 2001. Market return is measured in U.S. dollars and does not include reinvested dividends.

PAGE



INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 06/04/97-06/30/01

TIFI Emerging Fixed Income Markets Series/1/
Emerging Markets Bond Index Global/4/

Periods ended June 30, 2001
                                                                    Since
                                                                  Inception
                                        6-Month      One-Year     (06/04/97)
                                        ---------------------------------------
Average Annual Total Return/1/,/2/       3.64%        9.66%        8.64%
Cumulative Total Return/1/,/3/           3.64%        9.66%       40.12%


                     US Dollar                                   US Dollar
               TIFI - Emerging Fixed       US Dollar             JP Morgan
               Income Market Series      JP Morgan EMBI+      EMBI Global Index
INCEPT              $5,000,000              $5,000,000           $5,000,000
Jun-97              $5,005,000              $5,099,371           $5,094,542
Jul-97              $5,250,000              $5,310,943           $5,305,115
Aug-97              $5,165,000              $5,265,058           $5,279,581
Sep-97              $5,360,000              $5,426,170           $5,425,822
Oct-97              $5,260,000              $4,801,076           $4,851,140
Nov-97              $5,460,000              $5,029,128           $5,056,739
Dec-97              $5,620,975              $5,202,634           $5,180,430
Jan-98              $5,647,820              $5,192,231           $5,205,300
Feb-98              $5,739,085              $5,340,727           $5,342,919
Mar-98              $5,823,985              $5,473,711           $5,464,289
Apr-98              $5,834,930              $5,487,011           $5,476,890
May-98              $5,703,565              $5,299,738           $5,311,416
Jun-98              $5,605,040              $5,146,734           $5,176,782
Jul-98              $5,703,565              $5,181,991           $5,206,959
Aug-98              $4,138,095              $3,692,530           $3,783,352
Sep-98              $4,794,935              $4,053,620           $4,110,320
Oct-98              $5,189,040              $4,315,891           $4,372,956
Nov-98              $5,446,300              $4,569,924           $4,672,733
Dec-98              $5,403,400              $4,455,677           $4,582,203
Jan-99              $5,371,985              $4,290,238           $4,478,077
Feb-99              $5,296,590              $4,351,844           $4,522,181
Mar-99              $5,541,630              $4,681,061           $4,821,958
Apr-99              $5,880,910              $5,000,965           $5,118,418
May-99              $5,585,610              $4,715,861           $4,854,124
Jun-99              $5,704,985              $4,926,755           $5,040,490
Jul-99              $5,692,420              $4,824,574           $4,956,592
Aug-99              $5,560,475              $4,817,675           $4,959,908
Sep-99              $5,629,590              $4,985,764           $5,115,765
Oct-99              $5,730,120              $5,178,165           $5,296,825
Nov-99              $5,830,645              $5,324,758           $5,438,755
Dec-99              $6,032,285              $5,612,986           $5,690,116
Jan-00              $6,004,925              $5,501,849           $5,602,571
Feb-00              $6,244,305              $5,856,223           $5,903,674
Mar-00              $6,327,475              $6,040,696           $6,064,173
Apr-00              $6,286,435              $5,925,318           $5,952,420
May-00              $6,074,375              $5,774,520           $5,814,921
Jun-00              $6,389,040              $6,067,577           $6,085,728
Jul-00              $6,525,850              $6,250,879           $6,259,171
Aug-00              $6,642,140              $6,471,412           $6,459,089
Sep-00              $6,594,255              $6,383,011           $6,389,331
Oct-00              $6,498,490              $6,239,713           $6,259,691
Nov-00              $6,484,810              $6,207,393           $6,234,466
Dec-00              $6,760,350              $6,492,126           $6,509,657
Jan-01              $6,993,985              $6,823,681           $6,823,968
Feb-01              $6,865,860              $6,715,388           $6,733,033
Mar-01              $6,787,375              $6,623,454           $6,657,625
Apr-01              $6,764,750              $6,584,376           $6,625,667
May-01              $6,840,170              $6,746,745           $6,785,345
Jun-01              $7,006,080              $6,850,780           $6,889,159


1. The Fund's Fund Administrator, Investment Manager, and Transfer Agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2002. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator, Investment Manager and Transfer Agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2002, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's Fund Administrator, Investment Manager and Transfer Agent increased the Fund's total returns. If they had not taken this action, the Fund's six-month cumulative, one-year average annual total return and since cumulative total return would have been lower, 3.64%, 9.66% and 40.12%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. Six month return has not been annualized.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Sources: JP Morgan. We are replacing the Emerging Markets Bond Index Plus (EMBI+) with the Emerging Markets Bond Index Global (EMBIG) as a benchmark for the Fund because we believe that the composition of the EMBIG provides a more appropriate comparison to the Fund's current and past portfolio. The EMBI+ may be eliminated from next year's annual report. The EMBIG tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. The EMBI+ tracks total returns for external-currency-denominated debt instruments of the emerging markets:
Brady  Bonds,  loans,  Eurobonds  and  U.S.   dollar-denominated local market
instruments. Both indices include reinvested interest.

Indices are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.


PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS


                                                          SIX
                                                      MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2001 -------------------------------------------------
                                                      (UNAUDITED)      2000        1999        1998        1997+
                                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)

Net asset value, beginning of period                    $ 8.96       $ 8.82       $ 8.59      $10.47      $10.00
                                                       -----------------------------------------------------------
Income from investment operations:
     Net investment income                                 .39          .89          .77         .84         .44
     Net realized and unrealized gains (losses)           (.08)         .14          .22       (1.27)        .79
                                                       -----------------------------------------------------------
Total from investment operations                           .31         1.03          .99        (.43)       1.23
                                                       -----------------------------------------------------------
Less distributions from:
     Net investment income                                 (.01)       (.89)        (.76)       (.86)       (.44)
     Net realized gains                                      --          --           --        (.56)       (.32)
     Tax return of capital                                   --          --           --        (.03)         --
                                                       ------------------------------------------------------------
Total distributions                                       (.01)        (.89)        (.76)      (1.45)       (.76)
                                                       ------------------------------------------------------------
Net asset value, end of period                          $ 9.26       $ 8.96       $ 8.82       $8.59      $10.47
                                                       ============================================================

Total return*                                             3.64%       12.07%       11.77%      (3.98)%     12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $2,434       $2,352       $2,103      $1,881      $2,249
Ratios to average net assets:
     Expenses                                             1.25%**      1.25%        1.25%       1.25%       1.25%**
     Expenses, excluding waiver and
       payments by affiliate                              3.36%**      2.90%        2.62%       3.74%       6.40%**
     Net investment income                                8.67%**      9.61%        8.57%       8.55%       7.26%**
Portfolio turnover rate                                 129.01%      178.02%      297.46%     525.94%     172.62%


 * Total return is not annualized.
** Annualized.
 + For the period June 4, 1997 (commencement of operations) to December 31,
   1997.
++ Based on average weighted shares outstanding effective year ended
   December 31, 1999.


                       See Notes to Financial Statements.


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                            PRINCIPAL
                                             AMOUNT                 VALUE
-------------------------------------------------------------------------------
LONG TERM INVESTMENTS 88.8%
ARGENTINA 8.4%
Republic of Argentina, L 6.00%, 3/31/23     $320,000              $203,535
                                                                ----------

BRAZIL 20.5%
Government of Brazil:
   8.00%, 4/15/14                            350,952               260,143
  11.00%, 8/17/40                            320,000               238,216
                                                                ----------
                                                                   498,359
                                                                ----------
BULGARIA 5.3%
Republic of Bulgaria:
 FRN, 6.3125%, 7/28/11                       125,000               100,000
 Series A, FRN, 6.3125%, 7/28/24              35,000                27,913
                                                                ----------
                                                                   127,913

COLOMBIA 1.9%
Republic of Colombia, 9.75%, 4/23/09          50,000                47,532
                                                                ----------

MEXICO 16.9%
United Mexican States:
  10.375%, 2/17/09                           125,000               140,094
  6.25%, 12/31/19                            190,000               230,043
  11.50%, 5/15/26                             32,000                40,688
                                                                 ---------
                                                                   410,825
                                                                 ---------
PANAMA 4.2%
Republic of Panama, 9.375%, 4/01/29          100,000               103,250
                                                                ----------

PERU 2.8%
Republic of Peru, FRN, 4.50%, 3/07/17        100,000               69,125
                                                                 ---------

RUSSIA 15.3%
Federation of Russia, Reg S:
  10.00%, 6/26/07                            150,000               133,969
  11.00%, 7/24/18                            275,000               238,709
                                                                 ---------
                                                                   372,678
                                                                 ---------
TURKEY 8.9%
Republic of Turkey:
  144A, 10.00%, 9/19/07                       47,000                41,336
  11.875%, 1/15/30                           206,000               175,100
                                                                 ---------
                                                                   216,436
                                                                 ---------
VENEZUELA 4.6%
Republic of Venezuela, 9.25%, 9/15/27        160,000               111,000
                                                                 ---------
TOTAL LONG TERM INVESTMENTS (COST $2,161,093)                    2,160,653
                                                                 ---------
SHORT TERM INVESTMENT 12.1%
Danske Bank AS, 4.063%, 7/02/01,
  Time Deposit                               100,000               100,000
Deutsche Bank AG, 4.00%, 7/02/01,
  Time Deposit                               100,000               100,000
U.S. Treasury Bills, 3.10%, 7/05/01           95,000                94,976
                                                                 ---------
TOTAL SHORT TERM INVESTMENTS (COST $294,959)                       294,976
                                                                 ---------
TOTAL INVESTMENTS (COST $2,456,052) 100.9%                       2,455,629
OTHER ASSETS, LESS LIABILITIES (.9%)                               (22,059)
                                                                 ---------
TOTAL NET ASSETS 100.0%                                         $2,433,570
                                                                ==========




                       See Notes to Financial Statements




PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

Assets:
     Investments in securities, at value (cost $2,456,052)          $2,455,629
     Cash                                                                1,811
     Receivables:
       Investment securities sold                                      230,874
       Interest                                                         79,236
       From affiliates                                                  89,742
                                                                    ----------
         Total assets                                                2,857,292
                                                                    ----------
Liabilities:
     Payable for investment securities purchased                       420,653
     Accrued expenses                                                    3,069
                                                                    ----------
         Total liabilites                                              423,722
                                                                    ----------
Net assets, at value                                                $2,433,570
                                                                    ==========

Net assets consist of:
     Undistributed net investment income                            $   87,230
     Net unrealized depreciation                                          (423)
     Accumulated net realized loss                                    (222,185)
     Capital shares                                                  2,568,948
                                                                    ----------
Net assets, at value                                                $2,433,570
                                                                    ==========

Net asset value per share ($2,433,570/262,802 shares outstanding)        $9.26
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS




PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)





Investment Income                                                     $118,085
Expenses:
     Management fees (Note 3)                         $  8,334
     Administrative fees (Note 3)                        1,017
     Report to shareholders                              1,200
     Registration and filing fees                        7,400
     Professional fees                                  19,600
     Directors fees and expenses                         2,400
                                                      ---------
          Total expenses                                                39,951
          Expenses waived/paid by affiliate (Note 3)                   (25,066)
                                                                       --------
            Net expenses                                                14,885
                                                                       --------
              Net investment income                                    103,200
                                                                       --------
Realized and unrealized gains (losses):
     Net realized gain from:
          Investments                                   27,588
          Foreign currency transactions                     14
                                                     ---------
            Net realized gain                                           27,602
            Net unrealized depreciation on investments                 (49,549)
                                                                      ---------
Net realized and unrealized loss                                       (21,947)
                                                                      ---------
Net increase in net assets resulting from operations                  $ 81,253
                                                                      =========



                        SEE NOTES TO FINANCIAL STATEMENT



PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS



                                                                      SIX MONTHS
                                                                         ENDED
                                                                     JUNE 30, 2001         YEAR ENDED
                                                                      (UNAUDITED)       DECEMBER 31, 2000
                                                                  ----------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  103,200       $  213,624
     Net realized gain (loss) from investments and
       foreign currency transactions                                       27,602          (33,848)
     Net unrealized appreciation (depreciation) on investments            (49,549)          69,715
                                                                  ----------------------------------------
          Net increase in net assets resulting from operations             81,253          249,491

  Distributions to shareholders from net investment income                 (1,576)        (212,391)

  Capital share transactions (Note 2)                                       1,576          212,391
                                                                  ----------------------------------------
          Net increase in net assets                                       81,253          249,491

Net assets:
  Beginning of period                                                   2,352,317        2,102,826
                                                                  ----------------------------------------
  End of period                                                        $2,433,570       $2,352,317
                                                                  ========================================
Undistributed net investment income included in net assets:
  End of period                                                        $   87,230       $    1,573
                                                                  ========================================

                       SEE NOTES TO FINANCIAL STATEMENTS.



PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation through a flexible policy of investing at least 65% of total assets in debt securities in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income

PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $15,967 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $9,777, increase unrealized gains by $3,979, and increase realized gains by $5,798. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. CAPITAL STOCK

At June 30, 2001, there were 1.14 billion shares authorized ($0.01 par value), of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:


                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                           JUNE 30, 2001                DECEMBER 31, 2000
                                                  -------------------------------- -----------------------------
                                                     SHARES           AMOUNT          SHARES         AMOUNT
                                                  -------------- ----------------- -------------- --------------
Shares issued on reinvestment of distributions         171       $    1,576           24,299      $     212,391
                                                  -------------- ----------------- -------------- --------------
Net increase                                           171       $    1,576           24,299      $     212,391
                                                  ============== ================= ============== ==============


Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the Fund shares as of June 30, 2001.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TIC of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE         AVERAGE DAILY NET ASSETS
       -----------------------------------------------------------------------
          0.15%           First $200 million
          0.135%          Over $200 million, up to and including $700 million
          0.10%           Over $700 million, up to and including $1.2 billion
          0.075%          Over $1.2 billion


TIC and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2002, as noted in the Statement of Operations.

4. INCOME TAXES

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $2,490,873 was as follows:

        Unrealized appreciation           $     44,941
        Unrealized depreciation                (80,185)
                                         ----------------
        Net unrealized depreciation       $    (35,244)
                                         ================

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on the sale of securities, and bond discounts and premiums.

At December 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $38,484. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

At December 31, 2000, the Fund had tax basis capital losses of $194,953, which may be carried over to offset future capital gains. Such losses expire December 31, 2007.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001, aggregated $2,400,638 and $2,278,300, respectively.


PAGE







(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243

ZT453 S 08/01